Presentation to Investors March 2007 Allis-Chalmers Energy

Forward-Looking Statements This presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis-Chalmers" and by its stock exchange ticker, "ALY"). The management of Allis-Chalmers hopes that this presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This presentation contains forward-looking statements, including, in particular, statements about ALY's business, financial condition, plans, strategies and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2006, and in subsequent filings with the SEC. This presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of its date, and the Company undertakes no obligation to update this presentation unless otherwise required by law.

Multi-Faceted Oilfield Services Company Directional Drilling Compressed Air Drilling Casing & Tubing Production Services Rental Tools International Drilling Premium drill pipe and specialized rental equipment Drilling, completion, workover and related services in Argentina Well planning & engineering services, directional drilling packages, downhole motors, measurement-while-drilling Compressed air equipment, bits, chemicals and products for underbalanced drilling Specialized equipment and operators for casing and tubing services Wire line services, land and offshore pumping services and coil tubing

Proven Growth Strategy Mitigate cyclical risk through balanced operation Expand geographically domestically and internationally Prudently pursue strategic acquisitions Seek complementary accretive acquisitions Expand products and services Since 2003, invested $67.4 million in capex for organic growth Increase utilization of assets Cross-sell to longstanding customers Shape organic and acquisition growth efforts to provide balance between: Onshore vs. offshore Drilling vs. production Domestic vs. international Natural gas vs. crude oil Rental tools vs. service

Diversified Cash Flow Stream Rental Tools International Drilling Directional Drilling Compressed Air Casing & Tubing Production Services 0.32 0.16 0.19 0.16 0.134 0.04 (1) Does not include general corporate items. Do not rely on just one segment for financial and operational results Strive to diversify revenue and cash flow stream through: Organic growth of existing business lines Strategic acquisitions Actual 2006 Operating Income + D&A(1) 2007 Estimated Operating Income + D&A(1) Rental Tools International Drilling Directional Drilling Compressed Air Casing & Tubing Production Services 0.46 0.2 0.11 0.07 0.08 0.08

2002 - 3 business segments : Casing, Directional Drilling, Compressed Air Focused on U.S. onshore with small Mexico operations; nearly 100% natural gas exposure 2006 - Established : Rental Tools, Intl. Drilling, Production Services Diversified with increased exposure to offshore, intl. and production Successful Execution of Growth Strategy Note: EBITDA calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. 2006 Pro Forma excludes $19.2 million one-time bonus in OGR. See OGR EBITDA reconciliation. 2002 2003 2004 2005 2006 2006 PF Revenue 18 33 48 105 307 503 EBITDA 1 9 8 20 35.5 171 $18 $9 $8 $20 $105 $1 $33 $48 $307 $90 ($ in millions) $171 $503

Successful Execution of Growth Strategy Prudently pursue strategic acquisitions at attractive valuations to complement organic growth Track record of successful integration and retention of key personnel 19 acquisitions completed since 2001 Total of $67.4 million in capital expenditures since 2003 Completed 5 acquisitions in 2006 Specialty Rentals - rental equipment Rogers Oil Tools - power drill pipe tongs DLS - international drilling & workover Petro-Rentals - production services Oil & Gas Rental Services - premium drill pipe, specialized rental equipment

OGR Acquisition Market leader with excellent reputation Premium equipment inventory, proprietary technologies and patents will enhance existing service offering Leverage ALY's sales force to cross-sell products 61% from offshore (typically high pressure, deepwater) 39% from onshore (usually deep wells requiring premium drill pipe) 8% of total revenue from international operations (includes Malaysia, Colombia, Russia, Mexico, and Canada) Over 40 years of operating history and approximately 80 employees Provides critical mass to rental tools division and balance between rental tools vs. service, offshore vs. onshore and international vs. domestic

Strong Relationships with Diversified Customer Base Significant cross-selling opportunities across customer base Major Customers

Business Overview

Rental Tools 2004 2005 2006 0.6 5.1 51.5 Specialized rental equipment for onshore and offshore operations: premium drill pipe, spiral heavy weight drill pipe, blow out preventors and valves and handling tools Rental tools market size estimated to be approximately $4.6 billion(1) Expanded segment through acquisitions in 2006 Specialty Rental Tools in January Oil & Gas Rental Services in December Balanced mix of onshore/offshore work Texas, Oklahoma, Louisiana, Mississippi, Colorado, offshore in the Gulf of Mexico and Malaysia, Colombia, Russia and Mexico Revenue Operating Income + D&A (1) Source: Spears & Associates, Inc. ($ in millions) ($ in millions) $0.6 $5.1 $51.5 2004 2005 2006 0 1.8 33.6 $0.0 $1.8 $33.6

International Drilling 2003 2004 2005 2006 16.4 20 22 37.9 Drilling, completion, workover and related drilling services in Argentina. Segment created through acquisition of DLS in August of 2006 - over 40 years of experience 2nd largest provider of land drilling & workover services in Argentina Fleet of 51 rigs - 20 drilling, 18 workover and 12 pulling rigs in Argentina and 1 drilling rig in Bolivia Operates in primarily oil-rich basins (balances natural gas exposure) Services major and independent oil and natural gas producing companies 1) Revenue and operating income + D&A is pre-acquisition and historical for DLS (unaudited) Revenue (1) Operating Income + D&A (1) ($ in millions) ($ in millions) 2003 2004 2005 2006 96.1 112.3 129.8 173.3 $ 96.1 $112.3 129.8 $173.3 $16.4 $20.0 $22.0 $37.9

Directional Drilling 2003 2004 2005 2006 1.4 3.5 8.3 19.1 Well planning and engineering services, directional drilling packages, downhole motor technology and other services, including logging-while-drilling (LWD) and measurement-while-drilling (MWD) Horizontal and directional drilling are among the fastest growing segments of the oilfield services industry - currently 42% of wells in US Team of approximately 85 full-time directional drillers Approximately 160 downhole motors Mix of onshore vs. offshore operations Revenue Operating Income + D&A ($ in millions) ($ in millions) 2003 2004 2005 2006 16 24.8 43.9 72.8 $16.0 $24.8 $43.9 $72.8 $1.4 $3.5 $8.3 $19.1

Casing & Tubing 2003 2004 2005 2006 10 10.4 20.9 50.9 Specialized equipment and trained operators for pipe handling services: casing and tubing installation, changing out drill pipe and retrieving production tubing Large market - all wells require casing & tubing Acquisition of Rogers provided products with new technology Presence in Mexican market through agreement with Matyep Well-established customer base Texas, Louisiana (including offshore Gulf of Mexico) and Mexico Revenue Operating Income + D&A ($ in millions) 2003 2004 2005 2006 5 4.8 7 16.5 ($ in millions) $10.0 $10.4 $20.9 $50.9 $5.0 $4.8 $7.0 $16.5

Compressed Air Drilling 2003 2004 2005 2006 1.2 2.5 7.6 13.9 Compressed air equipment, drilling bits, hammers, chemicals and other specialized products for underbalanced drilling Compressed air drilling is among the fastest growing service segments Diversified fleet allowing customized, turnkey packages - over 175 compressors and boosters Facilities located near customers Long-standing industry presence Texas, Oklahoma, Colorado, New Mexico, Utah, Wyoming, West Virginia, Alabama and Arkansas Revenue Operating Income + D&A 2003 2004 2005 2006 6.7 11.6 25.7 40 ($ in millions) ($ in millions) $1.2 $2.5 $25.7 $43.0 $13.9 $7.6 $6.7 $11.6

Production Services 2004 2005 2006 0 0.8 4.1 Wire line, land and offshore pumping, workover services with coiled tubing units Equipment and trained operators to install and retrieve capillary tubing Increases production and reduces corrosion Counter-cyclical - tied to production vs. drilling Significantly expanded segment in October 2006 with acquisition of Petro-Rentals Serves onshore and offshore markets 2 coiled tubing units received in 4Q '06 and 2 units on order for 1st half of 2007 Texas, Louisiana, New Mexico, Oklahoma and Mexico Revenue Operating Income + D&A 2004 2005 2006 0.4 9.8 19.6 $4.1 $0.8 $0.0 $19.6 $0.4 $9.8 ($ in millions) ($ in millions)

Financial Review

Growth in Profitability and Cash Flow 2004 2005 2006 47.7 105.3 307.3 2004 2005 2006 EBITDA 7.8 19.6 89.5 2004 2005 2006 Net Income 0.9 7.2 35.7 (1) Calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. Historical Revenue Growth Historical EBITDA(1) Growth Historical Net Income Growth Historical Diluted EPS Growth 2004 2005 2006 EPS 0.09 0.44 1.66 ($ in millions) ($ in millions) ($ in millions) ($ in millions) $47.7 $105.3 $307.3 $7.8 $19.6 $89.5 $35.7 $0.9 $7.2 $0.09 $0.44 $1.66

Steadily Increased Cash Flow Stream 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 19.3 23.6 28.9 33.5 47 60.5 85.7 114.1 Significant increase in financial results since 1Q05 4Q06 revenue up over 490% 4Q06 EBITDA up over 770% ($ in millions) 4Q06 up over 490% since 1Q05 (1) EBITDA calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. ($ in millions) ALY Quarterly Historical Revenue Growth ALY Quarterly Historical EBITDA(1) Growth 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 3.6 4.1 5 7 12.6 20.4 25 31.4 4Q06 up over 770% since 1Q05

OGR Historical Financial Performance 2004 2005 2006 40.8 51.3 71.3 Strong top-line growth and EBITDA margins (1) Operating income, Net income and EBITDA include approximately $19.2 million in one-time executive bonus award. Revenue Growth EBITDA(1) Growth 1) 2006 EBITDA adjusted for a one-time $19.2 million extraordinary bonus 2004 2005 2006 23.4 33.6 51.1 $51.0 $33.6 $23.4 $71.3 $40.8 $51.3 ($ in millions) ($ in millions)

Successful acquisition strategy coupled with increased margins and decreased Net debt / EBITDA leverage ratio Natural gas Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools $141.8 43.1 30.4% 3.7x ($ in millions) Note: EBITDA calculated as Net income + Interest expense, net + Income taxes + Depreciation & amortization. Commodity Exposure Business Scope LTM Revenue LTM EBITDA Natural gas / Crude oil Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools International Drilling $503.1 170.6 33.9% 2.5x Improved Financial Profile EBITDA Margin Net Debt / EBITDA Pro Forma December 31, 2005 Pro Forma December 31, 2006

Pro Forma Capitalization Note: Pro Forma for issuance of 8 1/2% $250 million Senior Notes due 2017 and the issuance of 6 million shares of stock used to retire $300 million bridge loan. Decreased pro forma leverage ratio - 2.5x Net debt / LTM EBITDA As of December 31, 2006

Investment Highlights Successful execution of growth strategy Strategic position in high growth markets Diversified and increased cash flow sources Strong relationships with diversified customer base Experienced management team

Questions & Answers

Allis-Chalmers Energy

Supplemental Disclosure Regarding Non-GAAP Financial Information EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance. By presenting EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business. EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA to net income (loss) follows:

EBITDA Reconciliations Reconciliation of EBITDA with Net Income (In Millions) 2006 2005 2004 (Restated) EBITDA $ 89.5 $19.6 $7.8 Less: Depreciation and Amortization 23.2 6.7 3.6 Interest Expense 19.3 4.4 2.8 Income Tax Expense 11.4 1.3 0.5 Net Income $ 35.6 $ 7.2 $ 0.9

EBITDA Reconciliation - OGR Historical Reconciliation of EBITDA with Net Income (In Millions) October 31, October 31, October 31, 2006 2005 2004 Adjusted EBITDA $ 51.0 $33.5 $23.4 Less: Depreciation and Amortization 7.4 5.8 6.1 Interest Expense (Income) (1.0) (0.6) (0.4) One-time extraordinary bonus(1) 19.2 - - Net Income $ 25.4 $ 28.3 $ 17.7 1) EBITDA adjusted in 2006 for a one-time bonus prior to OGR acquisition by ALY